Exhibit 10.4

INTERNATIONAL PAPER COMPANY
AMENDED AND RESTATED
EXECUTIVE MANAGEMENT INCENTIVE PLAN

TABLE OF CONTENTS

ARTICLE 1 ESTABLISHMENT OF PLAN1
1.1Background    1
1.2Purpose    1
1.3Effective Date    1
ARTICLE 2 DEFINITIONS1
2.1Definitions    1
ARTICLE 3 ADMINISTRATION2
3.1Committee    2
3.2Authority of Committee    2
3.3Decisions Binding    3
ARTICLE 4 ELIGIBILITY3
4.1Designation of Participants    3
4.2Partial Year Participation    3
4.3Demotions    3
ARTICLE 5 OPERATION OF THE PLAN3
5.1Company Business Objectives    3
5.2Individual Award Limit    3
5.3Intermediate Performance Objectives    4
5.4Establishment of Target Bonuses    4
5.5Payout Form and Timing    4
ARTICLE 6 AMENDMENT, MODIFICATION AND TERMINATION4
6.1Amendment, Modification and Termination    4

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INTERNATIONAL PAPER COMPANY
AMENDED AND RESTATED
EXECUTIVE MANAGEMENT INCENTIVE PLAN

ARTICLE 1
ESTABLISHMENT OF PLAN

1.1    Background. This Amended and Restated Executive Management Incentive Plan (the “Executive MIP” or the “Plan”) is a subplan of the International Paper Company Amended and Restated 2009 Incentive Compensation Plan (the “2009 Incentive Plan”), consisting of a program for the grant of annual performance-based cash awards under Article 10 of the 2009 Incentive Plan. This Plan has been established and approved, and will be administered by, the Committee pursuant to the terms of the 2009 Incentive Plan, including without limitation, Article 11 thereof. It is intended that the Performance Bonuses earned under this Plan shall be Qualified Performance-Based Awards with respect to Participants who are Covered Employees, with the intent that the Performance Bonuses will be fully deductible by the Company without regard to the limitations of Internal Revenue Code Section 162(m). The applicable Award limits of Section 5.4 of the 2009 Incentive Plan shall apply with respect to this Plan. As of the Effective Date, Section 5.4 of the 2009 Incentive Plan provides that the maximum aggregate amount that may be paid with respect to cash-based Awards under the 2009 Incentive Plan to any one Participant in any fiscal year of the Company is $10,000,000. In the event of any actual or alleged conflict between the provisions of the 2009 Incentive Plan and the provisions of this Plan, the provisions of the 2009 Incentive Plan shall be controlling and determinative.

1.2    Purpose. The purpose of this Plan is to provide for the payment of a cash bonus to eligible employees of the Company, the payment of which will be based on the achievement of Company Business Objectives during a Plan Year. Company Business Objectives are designed to focus on overall corporate financial results that drive shareowner value.

1.3    Effective Date. This Plan was approved by the Committee on February 9, 2009, to be effective as of the beginning of Plan Year 2009, contingent on shareowner approval of the 2009 Incentive Compensation Plan, and was amended and restated by the Committee effective January 1, 2015.

ARTICLE 2
DEFINITIONS

2.1    Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2009 Incentive Plan. In addition, the following terms shall have the following meanings for purposes of this Plan, unless the context in which they are used clearly indicates that some other meaning is intended.

Company Business Objectives. The Company Business Objectives established by the Committee for a Plan Year, as provided in Article 5.

Effective Date. January 1, 2009.

Executive Management Incentive Plan or Plan. The International Paper Company Executive Management Incentive Plan, a subplan of the 2009 Incentive Plan, as set forth in this document together with any subsequent amendments hereto.

GAAP. Generally accepted accounting principles for U.S. companies.

Individual Award Limit. Has the meaning described in Section 5.2.

Performance Bonus. The bonus payable to a Participant under this Plan calculated by reference to the achievement of applicable Company Business Objectives, as determined in accordance with Article 5.

Plan Year. January 1 to December 31 of each year.

Schedule. Means a document setting forth Company Business Objectives for a Plan Year, and the relative weightings of such measures and such other information as the Committee determines is appropriate.

ARTICLE 3
ADMINISTRATION

3.1    Committee. This Plan shall be administered by the Committee.

3.2    Authority of Committee. Without limiting its authority under Article 4 of the 2009 Incentive Plan, the Committee has the exclusive power, authority and discretion to:
(a)    Designate Participants for each Plan Year;
(b)    Establish and review Company Business Objectives and weightings for different Company Business Objectives for each Plan Year;
(c)    Establish Target Bonuses for Participants for each Plan Year;
(d)    Determine whether and to what extent Company Business Objectives were achieved for each Plan Year;
(e)    Increase (subject to the Individual Award Limit) or decrease the Performance Bonus otherwise payable to any Participant resulting from the achievement of performance objectives in any Plan Year, based on such subjective factors as the Committee shall deem relevant;
(f)    Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer this Plan;
(g)    Make all other decisions and determinations that may be required under this Plan or as the Committee deems necessary or advisable to administer this Plan; and

(h)    Amend this Plan as provided herein.

3.3    Decisions Binding. The Committee’s interpretation of this Plan and all decisions and determinations by the Committee with respect to this Plan are final, binding, and conclusive on all parties.

ARTICLE 4
ELIGIBILITY

4.1    Designation of Participants. Officers of the Company who hold the title Senior Vice President or higher are eligible to participate in the Plan. Exhibit A sets forth the eligible participants as of January 1, 2015. On or before March 31 of each Plan Year, the Committee shall approve and substitute a new Exhibit A indicating the Participants for that Plan Year.

4.2    Partial Year Participation. If a Participant begins employment or is promoted to an eligible position after the beginning of a Plan Year, the Committee, in its discretion, may determine whether such person may participate in this Plan and if so, the terms of such participation, which will be prorated based on the number of days such person participated in this Plan during the Plan Year, unless the Committee determines otherwise. If a Participant takes a leave of absence during the Plan Year for any reason the Participant will receive a pro rata share of a Performance Bonus, if any, for such Plan Year, unless the Committee decides otherwise.

4.3    Demotions. If a Participant is demoted during the Plan Year, the Committee will determine whether Plan participation ends at that time, or is continued, perhaps at a reduced level. If participation ends, any Performance Bonus earned during the time of participation will be prorated for the Plan Year.

ARTICLE 5
OPERATION OF THE PLAN

5.1    Company Business Objectives. On or before March 31 of each Plan Year, the Committee will approve and substitute a new Schedule 1 indicating the Company Business Objectives for that Plan Year, which shall be based on one or more of the Qualified Business Criteria approved by shareowners under Section 11.2 of the 2009 Incentive Compensation Plan. Unless waived by the Committee in the case of death or Disability of a Participant, or the occurrence of a Change in Control, no Performance Bonuses shall be payable under the Plan for any Plan Year unless the Company Business Objectives have been achieved. The maximum aggregate payout of awards under the Plan based on the Company Business Objective shall also be set forth on Schedule 1, which shall not exceed the Individual Award Limit times the number of Participants for that Plan Year.

5.2    Individual Award Limit. In any Plan Year in which the Company Business Objectives are achieved, the Performance Bonus payable to each Participant under the Plan for such Plan Year shall be $10,000,000 (the “Individual Award Limit”) or any lesser amount determined by the Committee based on criteria determined by the Committee. As described herein, it is anticipated that the Committee will exercise discretion, as contemplated in Section 11.3 of the 2009 Incentive Compensation Plan, to determine that the Performance Bonus payable to any Participant for a Plan Year is less than the Individual Award Limit for such Participant. In exercising such discretion, the Committee may establish or approve intermediate performance objectives and their respective weightings, and intermediate incentive opportunity ranges, as it deems appropriate to encourage and reward particular areas of performance, with regard to Company or individual performance. Such intermediate objectives and opportunity ranges may, but are not required to, be identical to the Company’s Management Incentive Plan.

5.3    Intermediate Performance Objectives. On or before March 31 of each Plan Year, it is anticipated that the Committee will approve intermediate performance objectives for that Plan Year in addition to Company Business Objectives, and shall set forth such intermediate performance objectives on Schedule 1. These intermediate performance objectives shall provide the formula that the Committee will use as a guide for determining a Participant’s Performance Bonus at a level below the Individual Award Limit.

5.4    Establishment of Target Bonuses. The Committee intends to establish Target Bonuses (other than the Individual Award Limit) for each Plan Year that will be awarded to the Participant for that Plan Year if Company Business Objectives are achieved and if the pre-established intermediate performance objectives are achieved at the targeted level of performance (the “Target Bonus”). The Target Bonus shall be based on a percentage of each Participant’s annual base salary. The actual Performance Bonus paid to a Participant may be greater or less than his or her Target Bonus, depending on the level of achievement of the pre-established performance objectives (but in no event shall the bonus exceed the Individual Award Limit). In any Plan Year in which the Committee fails to set a Target Bonus for a Participant, the Performance Bonus for that Participant shall be zero for that year unless the Committee determines otherwise (but in no event shall the bonus exceed the Individual Award Limit).

5.5    Payout Form and Timing. Performance Bonuses will be paid within the first two and one-half months of the year next following the end of the Plan Year for which the Performance Bonuses, if any, were earned.

ARTICLE 6
AMENDMENT, MODIFICATION AND TERMINATION

6.1    Amendment, Modification and Termination. The Committee may, at any time and from time to time, amend, modify or terminate this Plan. The Committee may condition any amendment or modification on the approval of shareowners of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, including without limitation Internal Revenue Code Section 162(m).

The foregoing is hereby acknowledged as being the International Paper Company Executive Management Incentive Plan as adopted by the Committee on February 9, 2009, to be effective as of January 1, 2009, contingent on shareowner approval of the 2009 Incentive Compensation Plan, and as amended and restated by the Committee effective January 1, 2015.

INTERNATIONAL PAPER COMPANY
By:
/s/ Thomas G. Kadien
Senior Vice President, Human Resources, Communications & Global Government Relations

ARTICLE 1
ESTABLISHMENT OF PLAN

1.1    BACKGROUND    . This Amended and Restated Executive Management Incentive Plan (the “Executive MIP” or the “Plan”) is a subplan of the International Paper Company Amended and Restated 2009 Incentive Compensation Plan (the “2009 Incentive Plan”), consisting of a program for the grant of annual performance-based cash awards under Article 10 of the 2009 Incentive Plan. This Plan has been established and approved, and will be administered by, the Committee pursuant to the terms of the 2009 Incentive Plan, including without limitation, Article 11 thereof. It is intended that the Performance Bonuses earned under this Plan shall be Qualified Performance-Based Awards with respect to Participants who are Covered Employees, with the intent that the Performance Bonuses will be fully deductible by the Company without regard to the limitations of Internal Revenue Code Section 162(m). The applicable Award limits of Section 5.4 of the 2009 Incentive Plan shall apply with respect to this Plan. As of the Effective Date, Section 5.4 of the 2009 Incentive Plan provides that the maximum aggregate amount that may be paid with respect to cash-based Awards under the 2009 Incentive Plan to any one Participant in any fiscal year of the Company is $10,000,000. In the event of any actual or alleged conflict between the provisions of the 2009 Incentive Plan and the provisions of this Plan, the provisions of the 2009 Incentive Plan shall be controlling and determinative.

1.2.    PURPOSE    . The purpose of this Plan is to provide for the payment of a cash bonus to eligible employees of the Company, the payment of which will be based on the achievement of Company Business Objectives during a Plan Year. Company Business Objectives are designed to focus on overall corporate financial results that drive shareowner value.

1.3.    EFFECTIVE DATE    . This Plan was approved by the Committee on February 9, 2009, to be effective as of the beginning of Plan Year 2009, contingent on shareowner approval of the 2009 Incentive Compensation Plan, and was amended and restated by the Committee effective January 1, 2015.

ARTICLE 2
DEFINITIONS

2.1.    DEFINITIONS    . Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2009 Incentive Plan. In addition, the following terms shall have the following meanings for purposes of this Plan, unless the context in which they are used clearly indicates that some other meaning is intended.

Company Business Objectives. The Company Business Objectives established by the Committee for a Plan Year, as provided in Article 5.

Effective Date. January 1, 2009.

Executive Management Incentive Plan or Plan. The International Paper Company Executive Management Incentive Plan, a subplan of the 2009 Incentive Plan, as set forth in this document together with any subsequent amendments hereto.

GAAP. Generally accepted accounting principles for U.S. companies.

Individual Award Limit. Has the meaning described in Section 5.2.

Performance Bonus. The bonus payable to a Participant under this Plan calculated by reference to the achievement of applicable Company Business Objectives, as determined in accordance with Article 5.

Plan Year. January 1 to December 31 of each year.

Schedule. Means a document setting forth Company Business Objectives for a Plan Year, and the relative weightings of such measures and such other information as the Committee determines is appropriate.

ARTICLE 3
ADMINISTRATION

3.1.    COMMITTEE    . This Plan shall be administered by the Committee.

3.2.    AUTHORITY OF COMMITTEE    . Without limiting its authority under Article 4 of the 2009 Incentive Plan, the Committee has the exclusive power, authority and discretion to:
(a)    Designate Participants for each Plan Year;
(b)    Establish and review Company Business Objectives and weightings for different Company Business Objectives for each Plan Year;
(c)    Establish Target Bonuses for Participants for each Plan Year;
(d)    Determine whether and to what extent Company Business Objectives were achieved for each Plan Year;
(e)    Increase (subject to the Individual Award Limit) or decrease the Performance Bonus otherwise payable to any Participant resulting from the achievement of performance objectives in any Plan Year, based on such subjective factors as the Committee shall deem relevant;
(f)    Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer this Plan;
(g)    Make all other decisions and determinations that may be required under this Plan or as the Committee deems necessary or advisable to administer this Plan; and
(h)    Amend this Plan as provided herein.

3.3.    DECISIONS BINDING    . The Committee’s interpretation of this Plan and all decisions and determinations by the Committee with respect to this Plan are final, binding, and conclusive on all parties.

ARTICLE 4
ELIGIBILITY

4.1.    DESIGNATION OF PARTICIPANTS    . Officers of the Company who hold the title Senior Vice President or higher are eligible to participate in the Plan. Exhibit A sets forth the eligible participants as of January 1, 2015. On or before March 31 of each Plan Year, the Committee shall approve and substitute a new Exhibit A indicating the Participants for that Plan Year.

4.2.    PARTIAL YEAR PARTICIPATION    . If a Participant begins employment or is promoted to an eligible position after the beginning of a Plan Year, the Committee, in its discretion, may determine whether such person may participate in this Plan and if so, the terms of such participation, which will be prorated based on the number of days such person participated in this Plan during the Plan Year, unless the Committee determines otherwise. If a Participant takes a leave of absence during the Plan Year for any reason the Participant will receive a pro rata share of a Performance Bonus, if any, for such Plan Year, unless the Committee decides otherwise.

4.3.    DEMOTIONS    . If a Participant is demoted during the Plan Year, the Committee will determine whether Plan participation ends at that time, or is continued, perhaps at a reduced level. If participation ends, any Performance Bonus earned during the time of participation will be prorated for the Plan Year.

ARTICLE 5
OPERATION OF THE PLAN

5.1.    COMPANY BUSINESS OBJECTIVES. On or before March 31 of each Plan Year, the Committee will approve and substitute a new Schedule 1 indicating the Company Business Objectives for that Plan Year, which shall be based on one or more of the Qualified Business Criteria approved by shareowners under Section 11.2 of the 2009 Incentive Compensation Plan. Unless waived by the Committee in the case of death or Disability of a Participant, or the occurrence of a Change in Control, no Performance Bonuses shall be payable under the Plan for any Plan Year unless the Company Business Objectives have been achieved. The maximum aggregate payout of awards under the Plan based on the Company Business Objective shall also be set forth on Schedule 1, which shall not exceed the Individual Award Limit times the number of Participants for that Plan Year.

5.2.    INDIVIDUAL AWARD LIMIT. In any Plan Year in which the Company Business Objectives are achieved, the Performance Bonus payable to each Participant under the Plan for such Plan Year shall be $10,000,000 (the “Individual Award Limit”) or any lesser amount determined by the Committee based on criteria determined by the Committee. As described herein, it is anticipated that the Committee will exercise discretion, as contemplated in Section 11.3 of the 2009 Incentive Compensation Plan, to determine that the Performance Bonus payable to any Participant for a Plan Year is less than the Individual Award Limit for such Participant. In exercising such discretion, the Committee may establish or approve intermediate performance objectives and their respective weightings, and intermediate incentive opportunity ranges, as it deems appropriate to encourage and reward particular areas of performance, with regard to Company or individual performance. Such intermediate objectives and opportunity ranges may, but are not required to, be identical to the Company’s Management Incentive Plan.

5.3.    INTERMEDIATE PERFORMANCE OBJECTIVES    . On or before March 31 of each Plan Year, it is anticipated that the Committee will approve intermediate performance objectives for that Plan Year in addition to Company Business Objectives, and shall set forth such intermediate performance objectives on Schedule 1. These intermediate performance objectives shall provide the formula that the Committee will use as a guide for determining a Participant’s Performance Bonus at a level below the Individual Award Limit.

5.4.    ESTABLISHMENT OF TARGET BONUSES    . The Committee intends to establish Target Bonuses (other than the Individual Award Limit) for each Plan Year that will be awarded to the Participant for that Plan Year if Company Business Objectives are achieved and if the pre-established intermediate performance objectives are achieved at the targeted level of performance (the “Target Bonus”). The Target Bonus shall be based on a percentage of each Participant’s annual base salary. The actual Performance Bonus paid to a Participant may be greater or less than his or her Target Bonus, depending on the level of achievement of the pre-established performance objectives (but in no event shall the bonus exceed the Individual Award Limit). In any Plan Year in which the Committee fails to set a Target Bonus for a Participant, the Performance Bonus for that Participant shall be zero for that year unless the Committee determines otherwise (but in no event shall the bonus exceed the Individual Award Limit).

5.5.    PAYOUT FORM AND TIMING    . Performance Bonuses will be paid within the first two and one-half months of the year next following the end of the Plan Year for which the Performance Bonuses, if any, were earned.

ARTICLE 6
AMENDMENT, MODIFICATION AND TERMINATION

6.1.    AMENDMENT, MODIFICATION AND TERMINATION    . The Committee may, at any time and from time to time, amend, modify or terminate this Plan. The Committee may condition any amendment or modification on the approval of shareowners of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, including without limitation Internal Revenue Code Section 162(m).

The foregoing is hereby acknowledged as being the International Paper Company Executive Management Incentive Plan as adopted by the Committee on February 9, 2009, to be effective as of January 1, 2009, contingent on shareowner approval of the 2009 Incentive Compensation Plan, and as amended and restated by the Committee effective January 1, 2015.

INTERNATIONAL PAPER COMPANY
By:
/s/ Thomas G. Kadien

Senior Vice President, Human Resources, Communications & Global Government Relations

EXHIBIT A

PARTICIPANTS AS OF JANUARY 1, 2015
UNDER THE EXECUTIVE MANAGEMENT INCENTIVE PLAN

Mark S. Sutton	Chairman and Chief Executive Officer

W. Michael Amick, Jr.	SVP – North American Papers, Pulp &
Consumer Packaging

C, Cato Ealy	SVP – Corporate Development

William P. Hoel	SVP – Container The Americas

Tommy S. Joseph	SVP – Manufacturing, Technology, EHS&S
& Global Sourcing

Thomas G. Kadien	SVP – Human Resources, Communications &
Global Government Relations

Glenn R. Landau	SVP – President, IP Latin America

Tim S. Nicholls	SVP – Industrial Packaging

Jean-Michel Ribieras	SVP – President, IP Europe, Middle East,
Africa & Russia

Carol L. Roberts	SVP – Chief Financial Officer

Sharon R. Ryan	SVP – General Counsel & Corporate
Secretary

A-1

Schedule 1

EXECUTIVE MANAGEMENT INCENTIVE PLAN
2015 COMPANY BUSINESS OBJECTIVE AND INTERMEDIATE PERFORMANCE OBJECTIVES

Plan Element	162(m) Limit Approved by Committee
Company Business Objective:	• Positive EBITDA Before Special Items
Intermediate Performance Objectives:	• Same as 2015 Management Incentive Plan objectives

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